                                                                   EXHIBIT 10.17

               AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT

     This Amendment No. 1 dated August 19, 1998 (this "Amendment") amends that certain Registration Rights Agreement dated as of June 29, 1998 by and among Arch Communications Group, Inc., a Delaware corporation (the "Company"), and the Investors that are parties thereto (the "Agreement"). Capitalized terms used but not otherwise defined in this Amendment shall have the respective meanings ascribed to such terms in the Agreement.

                                 INTRODUCTION

     WHEREAS, the Company and the Investors have executed the Agreement providing the Investors with certain registration rights;

     WHEREAS, the Company wishes to acquire MobileMedia Communications, Inc. ("MobileMedia") pursuant to an Agreement and Plan of Merger (the "Merger Agreement") and a related plan of reorganization (the "Plan").

     WHEREAS, in connection with the Merger Agreement and the Plan, the Company will issue rights to acquire its equity securities to certain unsecured creditors of MobileMedia;

     WHEREAS, pursuant to the Merger Agreement and the Plan, the Company will be required to grant certain registration rights to (a) W.R. Huff Asset Management Co., L.L.C., The Northwestern Mutual Life Insurance Company, The Northwestern Mutual Life Insurance Company for its Group Annuity Separate Account, Northwestern Mutual Series Fund, Inc. for its High Yield Bond Portfolio, Credit Suisse First Boston and Whippoorwill Associates, Inc. or their affiliates (collectively, the "Standby Purchasers") and (b) other creditors of MobileMedia or its affiliates that become the beneficial owner of at least 10% of the outstanding shares of Arch common stock as a result of transactions contemplated by the Merger Agreement and Plan (the "Other MobileMedia Acquirors");

     WHEREAS, in connection with the Merger Agreement and the Plan the Company wishes to amend the Agreement, and the Investors are willing to amend the Agreement on the terms set forth herein.

     NOW, THEREFORE, in consideration of the foregoing and of the mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     1. Section 2.3 of the Agreement shall be and hereby is deleted and the following is substituted in lieu thereof:

          If the distribution of Registrable Securities is being effected by means of an underwriting and if the managing underwriter has not limited the number of Registrable Securities to be underwritten, the Company (i) may include securities for its own account in such registration if the managing underwriter so agrees and
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          (ii) may include securities for the account of stockholders other than the Holders in such registration if the managing underwriter so agrees and if Holders holding a majority of the Registrable Securities covered by such registration consent to such inclusion; provided that no such consent of the managing underwriters or the Holders shall be required if such securities are for the account of a Standby Purchaser or Other MobileMedia Acquiror. The inclusion of such shares by the Company or such other holders shall be on the same terms as the registration of shares held by the Initiating Holders. In the event that the underwriters exclude some of the securities to be registered, the securities to be sold for the account of the Company and any other holders shall be excluded in their entirety prior to the exclusion of any Registrable Securities.

     2. Section 3.2(a) of the Agreement shall be and hereby is deleted and the following is substituted in lieu thereof:

          (a) Notwithstanding any other provision of this Article 3, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the underwriter may exclude some or all Registrable Securities from such registration and underwriting. The Company shall so advise all Holders of Registrable Securities, and the number of shares of Common Stock to be included in such registration shall be allocated as follows: first, for the account of the Company, all shares of Common Stock proposed to be sold by the Company; and second, for the account of the Holders and any other stockholder participating in such registration, the number of shares of Common Stock requested to be included in the registration by such Holders and other stockholders, which shall be allocated on a pari passu basis in proportion, as nearly as practicable, to the respective amounts of Common Stock that are proposed to be offered and sold by such Holders or other stockholders at the time of filing the registration statement; provided, however, that if such registered public offering involving an underwriting is initiated at the request of any Standby Purchaser or any Other MobileMedia Acquiror, and if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the shares to be included in such registration shall be allocated as follows: first, for the account of the Standby Purchasers (if the registration has been initiated at the request of a Standby Purchaser) or the Other MobileMedia Acquirors (if the registration has been initiated at the request of an Other MobileMedia Acquiror), all such shares of Common Stock proposed to be sold by them; and second, for the account of the Holders and any other stockholder (including the Other MobileMedia Acquirors in the case of a registration initiated at the request of a Standby Purchaser, or the Standby Purchasers in the case of a registration initiated at the request of an Other MobileMedia Acquiror) participating in such registration, the number of shares of Common Stock requested to be included in the registration by such Holders and other

                                      -2-
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          stockholders, which shall be allocated on a pari passu basis in proportion, as nearly as practicable, to the respective amounts of Common Stock that are proposed to be offered and sold by such Holders or other stockholders at the time of filing the registration statement; provided further, however, that the immediately preceding proviso shall only be effective if and to the extent that the Holders receive substantially similar treatment, for purposes of exclusion priorities, under any "piggyback" registration rights granted by the Company to the Standby Purchasers or other MobileMedia Acquirors in connection with registrations initiated hereunder upon the request of the Holders. No Registrable Securities excluded from the underwriting by reason of the underwriters' marketing limitation shall be included in such registration.

     3. Section 11.8 of the Agreement shall be and hereby is deleted and the following is substituted in lieu thereof:

     Each Holder agrees, if requested by the Company and an underwriter of Common Stock (or other securities) of the Company, not to sell or otherwise transfer or dispose of, whether in privately negotiated or open market transactions, any Common Stock (or other securities) of the Company held by such Holder during the ninety (90) day period following the effective date of a registration statement of the Company filed under the Securities Act for any underwritten registered public offering for the account of and initiated by the Company, without the prior consent of such underwriter, provided, however, that all Holders (except as provided in the following
     --------  -------
     proviso), officers, directors of the Company and all other holders and optionholders of at least 1% of the Company's voting securities on an as-converted basis enter into similar agreements; and provided, further,
                                                        --------  -------
     however, that this Section 11.8 shall not apply to any Holder that
     -------
     beneficially owns less than 4% of the Company's outstanding Common Stock (assuming the conversion of all outstanding convertible securities).

     Such agreement shall be in writing in a form satisfactory to the Company and such underwriter. The Company may impose stop-transfer instructions with respect to the shares (or securities) subject to the foregoing restriction until the end of said ninety (90) day period.

     4.   Except as amended hereby, the Agreement is confirmed in all respects.

     5    This Amendment shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within the state without regard to principles of conflicts of law.

     6. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which together constitute one instrument.

             [The remainder of this page intentionally left blank]

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     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

                         COMPANY:

                         ARCH COMMUNICATIONS GROUP, INC.


                         By: /s/ C.E. Baker, Jr.
                            ---------------------------------
                               Name:   C.E. Baker, Jr.
                               Title:  Chairman of the Board and
                                       Chief Executive Officer

                         INVESTORS:

                         SANDLER CAPITAL PARTNERS IV, L.P.

                         By:  Sandler Investment Partners, L.P.,
                              General Partner

                              By:  Sandler Capital Management, General
                                   Partner

                                   By:  MJDM Corp., a General Partner

                                   By: /s/ Edward G. Grinacoff
                                      ---------------------------------
                                         Edward G. Grinacoff
                                         President

                                      -4-
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                         SANDLER CAPITAL PARTNERS IV, FTE, L.P.

                         By:  Sandler Investment Partners, L.P.,
                              General Partner

                              By:  Sandler Capital Management,
                                   General Partner

                              By:  MJDM Corp., a General Partner

                              By: /s/ Edward G. Grinacoff
                                 ---------------------------------
                                   Edward G. Grinacoff
                                   President

                               /s/ Harvey Sandler
                              ---------------------------------
                              HARVEY SANDLER


                               /s/ John Kornreich
                              ---------------------------------
                              JOHN KORNREICH


                               /s/ Michael J. Marocco
                              ---------------------------------
                              MICHAEL J. MAROCCO


                               /s/ Andrew Sandler
                              ---------------------------------
                              ANDREW SANDLER

                                      -5-
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                         SOUTH FORK PARTNERS

                         By: /s/ Richard Reiss, Jr.
                            ---------------------------------
                         Richard Reiss, Jr.
                              Reiss Capital Management LLC
                              General Partner of South Fork Partners


                         THE GEORGICA INTERNATIONAL
                         FUND LIMITED

                         By: /s/ Richard Reiss, Jr.
                            ---------------------------------
                         Richard Reiss, Jr.
                              Georgica Advisors LLC
                              Investment Advisor to The Georgica
                              International Fund Limited


                         ASPEN PARTNERS

                         By: /s/ Nikos Hecht
                            ---------------------------------
                              Nikos Hecht
                              Reiss Capital Management LLC
                              General Partner of Aspen Partners


                         CONSOLIDATED PRESS
                         INTERNATIONAL LIMITED


                         By: /s/ Nikos Hecht
                            ---------------------------------
                              Nikos Hecht
                              Georgica Advisors LLC
                              Investment Advisor to
                              Consolidated Press
                              International Limited

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